Derivative Assets	12 Months Ended
Dec. 31, 2025
Fair Value Disclosures [Abstract]
Derivative Assets

9. Derivative Assets

In December 2021, the Company purchased interest rate caps with an aggregate notional amount of $484,106, which amount reduces over time as the Company’s outstanding debt balances amortize. The objective of the hedges is to reduce the variability of cash flows associated with the interest relating to its variable rate borrowings. The Company receives payments on the caps for any period that the one-month USD LIBOR rate is above the strike rate, which is 0.75%. The termination date of the interest rate cap agreements is November 30, 2026. The premium paid to purchase the interest caps was $7,000, which was paid out of cash on December 22, 2021. The premium is being amortized over the life of the interest rate cap by using the caplet method.

In February 2022, the Company further hedged its exposure to a potential rising interest rate environment by putting in place two USD one-month LIBOR interest rate caps of 0.75% through fourth quarter 2026, on $507,891 of its floating rate debt. The second interest rate cap was not designated as a cash flow hedge and therefore the negative fair value adjustment of $4,952 as at December 31, 2025 ($5,170 negative fair value adjustment and $5,372 negative fair value adjustment as at December 31, 2024 and 2023, respectively) was recorded through Consolidated Statements of Income. The premium paid by the Company to purchase the interest rate caps was $15,370, which was paid out of cash on the settlement date. ASC 815-20-25-13a stipulates that an entity may designate either all or certain future interest payments on variable-rate debt as the hedged exposure in a cash flow hedge relationship. In this case, the Company has designated only a portion of its outstanding debt (initially, $253,946) as the hedged item, and any interest payments beyond the notional amount of the interest rate cap in any given period are not designated as being hedged. Amount received from interest rate caps for each of the years ended December 31, 2025, 2024 and 2023 was $16,600, $27,027 and $32,549, respectively.

On April 4, 2024, the Company entered into a foreign exchange option strip (“FX option”) to purchase €3,000, with monthly settlements that started on April 11, 2024 and ended on March 13, 2025. The initial value of the excluded component was equal to the option premium of €417 and was recognized in earnings using the amortization approach as per ASC 815-20-25-83A.

	December 31, 2025	December 31, 2024
Opening balance	$20,406	$41,506
FX option premium	194	249
Unrealized loss on derivative assets (interest rate caps)	(10,217)	(15,933)
Unrealized loss on FX option	(197)	(246)
Fair value adjustment on derivative asset	(4,952)	(5,170)
Closing balance	$5,234	$20,406
Less: Current portion of derivative assets (interest rate caps)	(5,234)	(14,434)
Less: Current portion of FX option	—	(3)
Non-current portion of derivative assets (interest rate caps)	$—	$5,969

The amounts included in accumulated other comprehensive income will be reclassified to interest expense should the hedge no longer be considered effective. The Company assesses the effectiveness of the hedges on an ongoing basis. As of December 31, 2025, interest rate cap notional amount covers ~75% of the outstanding floating debt. As of December 31, 2025, 2024 and 2023, following a quantitative assessment, part of the hedge was no longer considered effective and an amount of $nil, ($877) and ($214) was reclassified to other comprehensive income to the Consolidated Statements of Income. The Company will continue to assess the effectiveness of the hedge on an ongoing basis.